                                EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL
                                      to
                         Tender Shares of Common Stock
                                      of
                           Supreme Industries, Inc.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED APRIL 12, 1999

THE OFFER, PRORATION PERIOD, AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, MAY 10, UNLESS THE OFFER IS EXTENDED.

                       THE DEPOSITARY FOR THE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                40 Wall Street
                                  46th Floor
                           New York, New York 10005

                   By Facsimile Transmission: (718) 234-5001
                       (for Eligible Institutions only)

                     Confirm by Telephone: (800) 937-5499

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

                        DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s)                         Shares Tendered
(Please fill in exactly as name(s) appear(s) on certificate(s)          (Attach additional list if necessary)
-------------------------------------------------------------           -------------------------------------

                                                                                       Total Number
                                                                                       of Shares        Number
                                                                        Certificate    Represented by   of Shares
                                                                        Numbers (1)    Certificate(s)   Tendered(2)
                                                                        -----------    --------------   -----------


                                                                        Total Shares:

Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.(3) (Attach additional signed list if necessary.) See Instruction 14.

1st:      2nd:      3rd:      4th:       5th:
    ---       ---       ---       ---        ---

(1) Need not be completed by stockholders tendering Shares by book-entry transfer.

(2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

(3) If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for
                                                            ------------
    purchase by the Depositary. See Instruction 14.
    --------------------------

Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. Deliveries to the Company will not be forwarded to the Depositary and therefore will not constitute valid delivery. Deliveries to the Book-Entry Transfer Facility will not constitute valid delivery to the Depositary.

     This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase (as defined below).

     Stockholders whose Share certificates are not immediately available, who cannot deliver certificates and any other documents required to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer prior to the Expiration Date must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

     CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.
---

     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO --- THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE
     THE FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------
     Account No.:
                 ---------------------------------------------------------------
     Transaction Code No.:
                          ------------------------------------------------------

     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF --- GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s):
                                     -------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------
     Name of Institution that Guaranteed Delivery:
                                                  ------------------------------
     If delivery is by book-entry transfer:
          Name of Tendering Institution:
                                        ----------------------------------------
          Account No.:
                      ----------------------------------------------------------
          Transaction Code No.:
                               -------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Supreme Industries, Inc., a Delaware corporation (the "Company"), the above-described shares of its Common Stock, par value $.10 per share (the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 12, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Company all right, title, and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company, and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

     (ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

     (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign, and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements, or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment, and transfer of the Shares tendered hereby.

     The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer, as well as the undersigned's representation and warranty to the Company that: (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (ii) the tender of such Shares complies with Rule 14e-4 of the Exchange Act. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, the number of Shares that the undersigned wishes to tender, and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes on this Letter of Transmittal.

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine the lowest single per Share price (not greater than $10.00 nor less than $8.75 per Share), net to the seller in cash without interest thereon (the "Purchase Price"), that will allow it to purchase 2,000,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn) pursuant to the Offer. The undersigned understands that the Company will pay the Purchase Price for all Shares validly tendered at prices at or below the Purchase Price and not withdrawn, upon the terms and subject to the conditions of the Offer, the procedure pursuant to which Shares will be accepted for payment, and the proration provisions. Certificates representing Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration will be returned at the Company's expense. See Section 1 of the Offer to Purchase.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED

        IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE
         LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED MUST BE USED.
                              (See Instruction 5)

          CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF
           NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS BOX
         AND INSTRUCTIONS BELOW), THERE IS NO VALID TENDER OF SHARES.


            $8.75        $9.00        $9.25
        ----         ----         ----

            $9.50        $9.75        $10.00
        ----         ----         ----

                                   ODD LOTS
                              (See Instruction 9)

     This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who owned beneficially as of the close of business on April 12, 1999, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares.

     The undersigned either (check one box):

     owned beneficially as of the close of business on April 12, 1999, and --- continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered, or is a broker, dealer, commercial bank, trust company, or other nominee that:
--- (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner; and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on April 12, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

     If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares are Being Tendered" in this Letter of Transmittal).

     SPECIAL PAYMENT INSTRUCTIONS                 SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 6, 7 AND 8)             (SEE INSTRUCTIONS 6 AND 8)
     To be completed ONLY if the check            To be completed ONLY if the check for the
     for the aggregate Purchase Price             Purchase Price of Shares purchased and/or
     of Shares purchased and certificates         certificates for Shares not tendered or not
     for Shares not tendered or not               purchased are to be mailed to someone other than
     purchased are to be issued in the            the undersigned or to the undersigned at an
     name of someone other than the               address other than that shown below the
     undersigned.                                 undersigned's signature(s).

Issue      check and/or     certificate(s) to:    Issue      check and/or     certificate(s) to:
       ---              ---                              ---              ---
Name:                                             Name:
     -----------------------------------------         -----------------------------------------
----------------------------------------------    ----------------------------------------------
               (Please Print)                                      (Please Print)

Address:                                          Address:
        --------------------------------------            --------------------------------------
----------------------------------------------    ----------------------------------------------
              (Include Zip Code)                                (Include Zip Code)

----------------------------------------------    ----------------------------------------------
 (Tax Identification or Social Security No.)       (Tax Identification or Social Security No.)

---------------------------------------------     ----------------------------------------------
(Book-Entry Transfer Facility Account Number)      (Book-Entry Transfer Facility Account Number)

                                   IMPORTANT
                                PLEASE SIGN HERE
                     (To be completed by all Stockholders)

Signature(s) of stockholder(s):
                               -------------------------------------------------

--------------------------------------------------------------------------------

Dated:                           , 1999
      ---------------------------

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                (Please Print)
Capacity (Full Title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)

Area Code and Telephone No.:
                            ----------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                           Guarantee of Signature(s)
                          (See Instructions 1 and 6)

Firm Name:
          ----------------------------------------------------------------------
                                (Please Print)
Authorized Signature:
                     -----------------------------------------------------------
Title:
      --------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:                    , 1999
      --------------------

                                 INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of a recognized signature guarantee or medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (an "Eligible Institution"), unless: (i) this Letter of Transmittal is signed by the registered holders(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal; or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

     2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Stockholders whose Share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary, or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days on AMEX after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The method of delivery of all documents, including Share certificates, the Letter of Transmittal, and any other required documents, is at the election and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Indication of Price at Which Shares Are Being Tendered. For Shares to be validly tendered, the stockholder must check the box indicating the price per Share at which such stockholder is tendering Shares under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal, except that Odd Lot Owners (as defined in Section 1 of the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that such stockholder is tendering all Shares at the Purchase Price determined by the Company.

     ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR (OTHER THAN AS DESCRIBED ABOVE FOR ODD LOT OWNERS) IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A stockholder wishing to tender portions of such stockholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement, or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     7. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

     8. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

     9. Odd Lots. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially as of the close of business on April 12, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly tendered all such Shares at or below the Purchase Price (including by not designating a purchase price as described above). Partial tenders of Shares will not qualify for this preference, and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

     10. Substitute Form W-9 and Form W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31 % of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder must complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding, Certain stockholders (including, among others, all corporations and certain foreign stockholders) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct taxpayer identification number in Part 1 of Substitute Form W-9, certify that such Stockholder is not subject to backup withholding in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number or Substitute Form W-9 for additional instructions. In order for a foreign stockholder to qualify as an exempt recipient, a foreign stockholder must submit an Internal Revenue Service ("IRS") Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Form W-8 may be obtained from the Depositary.

     11. Withholding on Foreign Stockholders. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or its agent unless: (A) the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States; or (B) the foreign stockholder establishes to the satisfaction of the Company and the Depositary that the sale of Shares by such foreign stockholder pursuant to the Offer will qualify as a "sale or exchange," rather than as a distribution taxable as a dividend, for United States federal income tax purposes (see Section 13 of the Offer to Purchase). For this purpose, a foreign stockholder is any stockholder that is not: (i) a citizen or resident of the United States; (ii) a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof; (iii) an estate, the income of which is subject to United States federal income taxation regardless of the source of such income; or (iv) a trust the administration of which a court within the United States is able to exercise primary supervision and all substantial decisions of which one or more United States persons have the authority to control. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 4224. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption," "substantially disproportionate," or "not essentially equivalent to a dividend" test described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Each foreign stockholder is urged to consult its tax advisor regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

     12. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent at its address and telephone number below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, or other tender offer materials may be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank, or trust company for documents relating to, or assistance concerning, the Offer.

     13. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor, and the validity, form, eligibility (including time of receipt), and acceptance for payment of any tender of Shares will be determined by the Company, in its reasonable discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent, or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

     14. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 13 of the Offer to Purchase.

     15. Mutilated, Lost, Stolen, or Destroyed Certificates. Any stockholder whose certificates have been mutilated, lost, stolen, or destroyed should contact the Company's transfer agent, American Stock Transfer & Trust Company (the "Transfer Agent"), at 40 Wall Street, 46th Floor, New York, New York 10005 for further instructions as soon as possible. In the event of a mutilated, lost, stolen, or destroyed certificate, certain procedures will be required to be completed before this Letter of Transmittal can be processed. Because these procedures may take a substantial amount of time to complete, notice of any mutilated, lost, stolen, or destroyed certificate should be provided to the Transfer Agent as soon as possible.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

       TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SECURITIES
             PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

SUBSTITUTE                    Request for Taxpayer
                              --------------------
Form W9             Identification Number and Certification    Give form to the
                    ---------------------------------------
Department of the                                              requester. Do NOT
Treasury Internal Revenue Service                              send to the IRS.


Part I Taxpayer Identification Number (TIN)
       ---------               ------------

   Enter your TIN in the appropriate
   box. For individuals, this is your             Social Security Number
   social security number (SSN). However,
   if you are a resident  alien and you do
   not have and are not eligible to get a
   SSN, your TIN is your IRS individual           OR
   taxpayer identification number. For other
   entities, it is your employer identification
   number (EIN). If you do not have a number,
   see Obtaining a Number on page 2 of the
   Guidelines. Note: If the account is in more    Employer identification number
   than one name, see the chart on Page 1 of the Guidelines for guidance on whose number to enter.

Part 2 - Certification
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the Guidelines on page 2.)

Signature:                                 Date:
          ------------------------------        ------------------------------

Part 3 - Awaiting TIN
                      ---

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor within 60 days, the payor is required to withhold 31% of all reportable payments made to me thereafter until I provide a number.

Signature                                  Date:
         -------------------------------        ------------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:

                           Georgeson & Company Inc.
                               Wall Street Plaza
                           New York, New York 10005
                Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064



                        THE DEPOSITARY FOR THE OFFER IS

                    American Stock Transfer & Trust Company

                                40 Wall Street
                                  46th Floor
                           New York, New York 10005

                    BANKS AND BROKERS CALL: (718) 921-8200
                   ALL OTHERS CALL TOLL-FREE: (800) 937-5449

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR.-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this Type                 Give the Social Security            For this Type                     Give the Social Security
of Account:                   Number of.                          of Account:                       Number of.
1. An individual's account    The individual                     8. Sole proprietorship             The owner (4)
                                                                    account

2. Two or more individuals    The actual owner of the account
    (joint account)           or if combined funds, any one of   9. The valid trust, estate,        The legal entity (Do not furnish
                              the individuals on the account(l)     or pension trust                the trust identifying number
                                                                                                    of the personal representatives
                                                                                                    or trustee unless the
3. Husband and wife           The actual owner of the account                                       legal entity itself
    (joint account)           or, if joint funds, either person                                     is not designated in the
                                                                                                    account title.)(5)

4. Custodian account of a    The minor(2)
   minor (Uniform Gift                                           10. Corporate account              The corporation
   to Minors Act)
                                                                 11. Religious, charitable          The organization
5. Adult and minor           The adult or, if the minor is the       or educational
   (joint account)           only contributor, the minor(l)

                                                                 12. Partnership account            The partnership
6. Account in the name       The ward, minor, or                     held in the name of
   of guardian or committee  incompetent person(3)                   the business
   for a designated ward,
   minor, or incompetent                                         13. Association, club, or          The organization
   person                                                            other tax-exempt
                                                                     organization
7. The usual revocable       The grantor-trustee(l)
   savings trust account                                         14. The broker or registered       The broker or nominee
   (grantor is also trustee)                                          nominee

b. So-called trust           The actual owner(l)                 15. Account with the               The public entity
   account that is not                                               Department of Agriculture
   a legal or valid trust                                            in the name of a public
   under State law                                                   entity (such as a State or
                                                                     local government, school
                                                                     district. or prison) that
                                                                     receives agricultural
                                                                     program payments

---------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on the account has a social security number, that person's number must be listed.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's, or incompetent person's name and furnish such person's social security number.
(4)  Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5. Application for a Social Security Number Card, or Form SS4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

-    A corporation.

-    A financial institution.

- An organization exempt from tax under section 501(a) or an individual retirement plan.

-    The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

-    An international organization, or any agency or instrumentality thereof.

-    A registered dealer in securities or commodities registered in the U.S. or
                                                      ----------
     a possession of the U.S.

- A futures commission merchant registered with the Commodity Futures Trading Commission.

-    A real estate investment trust.

-    A common trust fund operated by a bank under section 584(a).

- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

-    A trust exempt from tax under section 664 or described in section 4947.

-    An entity registered at all times under the Investment Company Act of 1940.

-    A foreign central bank of issue.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

-    Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

- Payments of patronage dividends where the amount received is not paid in money.

-    Payments made by certain foreign organizations.

-    Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

-    Payments of interest on obligations issued by individuals.

     However, if you pay $600 or more in interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

-    Payments described in section 6049(b)(5)  to non-resident aliens.

-    Payments on tax-free covenant bonds under section 1451.

-    Payments made by certain foreign organizations.

-    Mortgage interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividends, interest, or other payments to give Taxpayer Identification Numbers to Payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividends, and certain other payments to a Payee who does not furnish a Taxpayer Identification Number to a Payor. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your Taxpayer Identification Number to a Payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TINS. If the requester discloses or uses TINS in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE